UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2003

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2701 Kent Avenue West Lafayette, IN		47906-1382
(Address of principal executive offices)		(Zip Code)

(765) 463-4527
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

        The following exhibits are filed as a part of this report:

        (c)         Exhibits

        99.1         Press release, dated May 20, 2003, announcing second quarter fiscal 2003 results.

Item 12.    Results of Operations and Financial Condition.

        On May 20, 2003, Bioanalytical Systems, Inc. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

        The information under this caption is intended to be furnished by the Company under Item 12 of Form 8-K but is identified in the submission header for this report as furnished under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2003	BIOANALYTICAL SYSTEMS, INC. (Registrant) By: /s/ Peter T. Kissinger, Ph.D. Peter T. Kissinger, Ph.D. President and Chief Executive Officer

Exhibit Index

Item Number assigned in Regulation S-K Item 601	Exhibit	Description of Exhibits

99	(99.1)	Press release dated May 20, 2003.